Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of Eagle Bend Holding Company (the Company") on Form 10-Q for the period ended herein as filed with the Securities and Exchange Commission (the "Report"), I. Keith Koch, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Dated: May 5, 2009

By:	/s/ Keith Koch
Keith Koch Chief Executive Officer Chief Financial Officer